Redwood Managed Volatility Portfolio

(the “Portfolio”)

Class I

Class N

a series of Two Roads Shared Trust

Supplement dated April 5, 2024
to the Prospectus and Statement of Additional Information (the “SAI”)

of the Portfolio each dated May 1, 2023

The Board of Trustees of Two Roads Shared Trust (the “Trust”) has approved, based upon the recommendation of Redwood Investment Management, LLC, a Plan of Liquidation (the “Plan”) for the Redwood Managed Volatility Portfolio (the “Portfolio”). Pursuant to the Plan, the Portfolio will be liquidated and dissolved on or about June 21, 2024 (the “Liquidation Date”).

The Portfolio is closed to all new investments as of June 14, 2024, including new insurance company separate accounts or other qualified investors and additional purchases from existing insurance company separate accounts or other qualified investors. After that date, shares of the Portfolio will not be available for purchase and participating insurance companies may not offer the Portfolio as an investment option. The Plan provides that the Portfolio will begin liquidating its portfolio as soon as is reasonable and practicable. The Portfolio will seek to continue to pursue its investment objective until June 14, 2024 but may, at the discretion of the Adviser and in accordance with its Prospectus, liquidate its portfolio prior to June 21, 2024 and invest in cash equivalents such as money market funds until all shares have been redeemed. On or about the close of business on the Liquidation Date, the Portfolio will distribute pro rata all of its net assets in cash to its shareholders of record and all outstanding shares will be redeemed and cancelled.

Effective on the Liquidation Date, all references to the Portfolio in the Portfolio’s Prospectus and Statement of Additional Information are hereby deleted.

Prior to the Liquidation Date, you may transfer your interests in the Portfolio, in accordance with procedures established by the insurance companies in connection with your variable annuity and/or flexible premium variable life insurance contracts. Because Portfolio shares are available as underlying investment options for variable contracts issued by insurance companies, it is anticipated that each contract owner will receive additional information from their insurance company or other financial intermediary about what options the contract owner has for the assets held in the Portfolio. Contract owners should refer to any documents provided by their insurance company or other financial intermediary concerning the effect of the liquidation of the Portfolio and any steps they may need to take as a result thereof. In addition, notwithstanding the closing of the Portfolio to new investments on June 14, 2024, contract owners should understand that their insurance company may have an earlier cut-off date for new investments and should contact their insurance company or other financial intermediary for more information.

Because shares of the Portfolio are only eligible to be held by insurance company separate accounts funding variable contracts, the liquidation is not expected to be considered a taxable event to contract owners. Please refer to the “Tax Status, Dividends, and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT TRANSFERRED THEIR SHARES OF THE PORTFOLIO PRIOR TO JUNE 21, 2024 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE INSURANCE COMPANY ASSOCIATED WITH YOUR ACCOUNT. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY, OR THE PORTFOLIO AT 1-855-RED-FUND (733-3863).

Investors should retain this supplement for future reference.

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This Supplement should be read in conjunction with the Portfolio’s Prospectus and SAI. This Supplement, and the Prospectus and SAI, each dated May 1, 2023, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission and are incorporated by reference. These can be obtained without charge by calling 1-855-RED-FUND (733-3863).